UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

API TECHNOLOGIES CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 001-35214

DE	98-0200798
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation)

4705 S. Apopka Vineland Rd. Suite 210 Orlando, FL	32819
(Address of principal executive offices)	(zip code)

(855) 294-3800

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On April 21, 2015, API Technologies Corp. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered: 1) the election of the five director nominees named in the proxy statement, 2) the ratification of the independent registered public accounting firm for the fiscal year ended November 30, 2015, and 3) an advisory vote to approve executive compensation. The voting results at such Annual Meeting, with respect to each of the matters described above, were as follows:

1.	The five director nominees named in the proxy statement were elected based upon the following votes:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Matthew E. Avril	28,433,607	470,240	16,912,185
Brian R. Kahn	27,779,315	1,124,532	16,912,185
Melvin L. Keating	28,435,574	468,273	16,912,185
Kenneth J. Krieg	28,430,962	472,885	16,912,185
Robert Tavares	28,454,680	449,167	16,912,185

2.	The approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended November 30, 2015 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,810,696	1,851	3,485	0

3.	The stockholders approved, on an advisory basis, the Company’s executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,767,020	1,124,587	12,240	16,912,185

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2015	API TECHNOLOGIES CORP.

	By:	/s/ Brian Kahn
Brian Kahn
Chairman

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